Exhibit 10.122

ORIGINAL

AMENDMENT

to the
PROVIDER SERVICES AGREEMENT

between
HEALTH NET, INC. AFFILIATES

And
PROSPECT MEDICAL GROUP

The Provider Services Agreement (“Agreement”), dated January 1, 1998, between Prospect Medical Group (“PPG”) and Health Net, Inc. Affiliates (“HNI”) subsequently amended July 1, 2000, February 19, 2001, and October 1, 2001 is hereby amended effective April, 1 2003.

HNI and PPG hereby agree to amend the Agreement as follows:

1.                                       Article VI Term and Termination Section 6.1 Term of the Agreement is deleted in its entirety and replaced as follows:

6.1                               Term.  The term of this Amendment shall commence April 1, 2003, and shall continue in effect for a period of twenty one (21) months (“Initial Term”).  Thereafter, this Agreement shall automatically renew for successive one-year (1) periods on the annual renewal date, unless terminated as set forth herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

2.                                       Article VI Term and Termination, Section 6.2 Without Cause Termination is deleted in its entirety and replaced as follows:

6.2                               Without Cause Termination  After the Initial Term either party may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event HNI provides PPG with such notice, FHS may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

3.                                       Addendum A Benefit Programs and Affiliates to the Agreement is deleted in its entirety and replaced with the new Addendum A attached hereto.

4.                                       Addendum B, Commercial Health Maintenance Organization (HMO) And Commercial Point Of Service (POS) Benefit Programs to the Agreement is deleted in its entirety and replaced with the new Addendum attached B hereto.

5.                                       Addendum B.2 Division of Responsibility Matrix Of HMO, PPG And Shared Risk/Hospital Capitated Services Commercial HMO And Point Of Service Benefit Programs of the Agreement is deleted in its entirety and replaced with the new Addendum B.2 attached hereto.

6.                                       Addendum I Healthy Families Program is added to the Agreement and attached hereto.

7.                                       Addendum J Financial Solvency Reporting Requirement Applicable To Health Net Of California, Inc. is added to the Agreement and attached hereto.

8.                                       Addendum K, Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) is added to the Agreement and is attached herein.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Except as provided in this Amendment, all other provisions of the Agreement between HNI and Provider not inconsistent herewith shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Prospect Medical Group	Health Net, Inc. Affiliates

/s/ Peter Goll	/s/ Jenni Vargas
Signature	Signature

Peter Goll	Jenni Vargas
Senior Vice President	Network Management & Development Officer

3/17/03	3-27-03
Date	Date

ADDENDUM A

BENEFIT PROGRAMS AND AFFILIATES

I.                                         BENEFIT PROGRAMS

Benefit Program participation included under this Agreement is as follows:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION Yes/No
Standard HMO	B	Yes
Flex Funded HMO	B	Yes
Small Group HMO	B	Yes
Individual HMO	B	Yes
AIM	B	Yes
Medicare COB	B	Yes
Commercial POS	B	Yes
Medicare HMO	C	Yes
PPO/EPO/POS (out-of-network)	D	Yes
Medi-Cal	F	No
TRICARE	G	Yes
Occupational Medicine	H	Yes
Healthy Families	I	Yes

II.                                     AFFILIATES

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to the following: Health Net of California Inc; Health Net Life Insurance Company; Health Net Federal Services Inc. Employer and Occupational Services Group (EOS); Foundation Integrated Risk Management Solution, Inc.; and Foundation Health Systems Life and Health Insurance Company.  The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PPG agrees that any other Affiliate of HNI not listed above may access the rates set forth in this Agreement and Addenda.  This would include Members of non-California based Affiliates who may receive Contracted Services from PPG.

III.                                 MAIN/SATELLITE OFFICES

PPG tt	Main and Satellite Offices
505?1470	Prospect Medical Group
2979?1853	Prospect - Nuestra Familia
3067?1952	Prospect -HealthSource
3097?1978	Prospect - Huntington Beach
3064?1947	Prospect Corona
2980?1854	Prospect Sherman Oaks

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND
COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS

A.                                    GENERAL REIMBURSEMENT PROVISIONS.

1.                                      PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net of California.  A California Health Plan (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI.  PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries.

2.                                      Benefit Programs.  This Addendum B is applicable to the following Benefit Programs:

•                  Commercial HMO

•                  Standard HMO

•                  Flex Funded HMO

•                  Small Group HMO

•                  Individual HMO

•                  AIM

•                  Medicare COB

•                  Commercial POS

3.                                      Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services.  HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis. Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth, if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

4.                                      Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

5.                                      Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit clams in accordance with the terms of this Agreement and State and federal law.

6.                                      Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed  *** of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts as set forth herein shall be applied to offset such total downside liability.

B.                                    STANDARD HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member, Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age. sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
April 1, 2003 *** PMPM through December 31, 2003
January 1, 2004 *** PMPM

2.                                      Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
April 1, 2003 through December 31, 2003. ***PMPM
January 1, 2004 *** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interior settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to ***  of PPG’s capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget. HMO shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period. PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period, but paid after March 31 of the following year, will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: *** % of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** amount over ***

4.                                      AIDS Reinsurance Programs.  On a network wide basis, reinsurance programs shall be established by HMO to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”).

4.1                               AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO, as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program.  PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition. For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HMO as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

4.2                               AIDS Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•                  AIDS Reinsurance  *** PMPM

5.                                      Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program, nor to a Shared Risk Program PPG Capitation.  Professional Stop Loss and Reinsurance Programs shall be as set forth above.

C.                                    SMALL GROUP HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Capitation
April 1. 2003 *** PMPM through December 31, 2003
January 1, 2004 *** PMPM

2.                                      Professional Stop Loss Program. PPG elects not to participate in the Professional Stop Loss Program. PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget
April 1, 2003 through December 31, 2003, *** PMPM
January 1, 2004 *** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct  *** PPG’s Capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date.  HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to five percent (5%) of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period, but paid after March 31 of the following year, will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: ***% of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: ***% of any amount over $ ***.

3.6                               AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•                  AIDS Reinsurance  *** PMPM

D.            INDIVIDUAL HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex, and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Capitation
April 1, 2003 *** PMPM through December 31, 2003
January 1, 2004 *** PMPM

2.                                      Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Shared Risk Budget
April 1, 2003, through December 31, 2003, *** PMPM
January 1, 2004 $*** PMPM

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct ***% of PPG’s Capitation for Individual HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Individual HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period.  PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG, shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

4.                                      AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•                  AIDS Reinsurance  *** PMPM

E.                                      ACCESS FOR INFANTS AND MOTHERS.  The Access for Infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law, who are pregnant but without insurance for such pregnancy.  The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue.  At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.                                      Compensation.  HMO shall pay PPG a flat fee of one thousand eight hundred fifty dollars ($1,850) for each adult AIM Member to cover the professional services related to the birth of an infant.  In addition to this flat fee, HMO shall pay PPG *** PMPM for each adult AIM Member enrolled in the AIM Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.                                      Reinsurance Programs.  PPG’s professional stop loss level shall be six thousand dollars ($6,000.00) per AIM Member.  The professional stop loss level shall be provided to the PPG for AIM Members at no cost.  All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members.  AIM Members shall not be included in the AIDS Reinsurance Program.

3.                                      Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.                                      MEDICARE COB.  The Medicare Supplement Benefit Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Co-payments that would be normally a Member’s responsibility under Medicare.

1.                                      Capitation Rates.  PPG Capitation rates for Medicare COB Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B:

Medicare COB HMO	Medicare COB POS
April 1, 2003, through December 31, 2003 *** PMPM	April 1, 2003, through December 31, 2003 *** PMPM
January 1, 2004 *** PMPM	January 1, 2004 *** PMPM

2.                                      Reinsurance Programs.  Medicare COB Members shall not be included in the Professional Stop Loss Program, the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.                                      Shared Risk Program.  HMO shall be solely responsible for all Shared Risk Services and for pharmacy benefit costs of Medicare COB Members.

G.                                    COMMERCIAL POS.

1.                                      Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO provider; or (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Standard HMO Members, Small Group HMO Members, Individual HMO Members, Medicare COB HMO Members and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.                                      Definitions.

2.1                               In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2                               Out-of-Network Services.  In accordance with Benefit Program requirements, Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating Provider.  Out-of-Network Services may be provided in area or out of area.

3.                                      Compensation.  Compensation to PPG for Commercial POS Members shall include: a) PPG professional Capitation for In-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

4.                                      Professional Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a forty percent (40%) Withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

5.                                      Professional Out-of-Network Risk Sharing Program.  The budget for this Program shall be equal to the sum of the following two components: 1) The Professional Out-of-Network Withhold, as described in Section 4 above, and 2) an amount equal to 10% of the Commercial POS Professional Capitation prior to withhold.

Each year, HMO shall settle the risk-sharing program by calculating the difference between the budget and the actual claims.  If a surplus remains, PPG’s share shall be fifty percent (50%), not to exceed *** of PPG’s annual gross capitation, subject to Section 4.3.  PPG shall not be subject to any downside.

6.                                      Institutional Shared Risk Program.

6.1                               POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and, at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by ***  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard POS Shared Risk Budget	Small Group POS Shared Risk Budget	Individual POS Shared Risk Budget
April 1, 2003, through December 31, 2003 *** PMPM	$*** PMPM	*** PMPM
January 1, 2004, *** PMPM	$*** PMPM	*** PMPM

6.2                               POS Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be  ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

6.3                               POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** or (b) an amount not to exceed *** of the annual gross PPG Capitation.

6.4                               POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5                               POS Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program which provides reinsurance for In-Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: 6.44% of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)                                  In-Network and Out-of-Network POS Shared Risk Services: *** of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: *** of any amount over $***.

7.                                      Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)                                  In-Network Professional Stop Loss.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)                                  Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Commercial POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be $*** PMPM, which, shall be deducted from PPG’s Out-of-Network Risk Sharing Budget.

8.                                      AIDS Reinsurance.  As further defined in Section B.4 of this Addendum, the AIDS Reinsurance rate shall be $0.56 PMPM, which shall be deducted from PPG’s Capitation and $0.38 PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget.  For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

I.                                         Pharmacy Shared Risk Program.  Not applicable.  PPG does not participate in Pharmacy Shared Risk Program.

J.                                      Immunizations: PPG assumes financial responsibility for immunization under the capitation rate set forth in this Addendum New immunizations approved by American Academy of Pediatrics and the Advisory Committee on Immunization Practices (ACIP) of the US Public Health Service, after the effective date of the Agreement, shall be reimbursed at rates that are negotiated based on experiential data, which shall be mutually agreed upon by HMO and PPG.  In the event HMO and PPG cannot agree upon such rates, PPG shall be reimbursed in accordance with Addendum E.

ADDENDUM B.2
DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
AIDS – Drugs	***	***	***
AIDS – Facility Component	***	***	***
AIDS – Professional Component	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA – FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
• Inpatient Detox Facility Component	***	***	***
• Inpatient Detox Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient Laboratory, X-ray (within 72 hrs, or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY - Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc.	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc.	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
SUPPLIES, DIABETIC	***	***	***
• Chem, Strips, Lancet, Needles, Syringes	***	***	***
	***	***	***
• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** all references to division of financial responsibility have been deleted.

ADDENDUM 1

HEALTHY FAMILIES PROGRAM

PPG understands and agrees that the obligations of HNI set forth in this Addendum shall be the obligations of HEALTH NET of California, (HEALTH NET), an Affiliate of HNI, and not the obligations of HNI or any other Affiliate of HNI.

HEALTH NET entered into an agreement with the California Managed Risk Medical Insurance Board (“MRMIB”) to arrange for the provision of Covered Services to persons who are eligible under the California Children’s Health Insurance Program (aka, and hereinafter “Healthy Families Program”) and enrolled in, or otherwise assigned to HEALTH NET, on a prepaid basis.  The Healthy Families Program is a government sponsored health care program administered by the State of California, funded in part by federal funds, and arranged by HMOs and their participating providers.

Notwithstanding any provision in the Agreement to the contrary, PPG understands and agrees that PPG shall arrange and provide health care services to Healthy Families Members in accordance with the benefits and program requirements of the Healthy Families Agreement.  PPG understands that Evidence of Coverage documents are subject to change and approval by MRMIB and PPG hereby agrees to arrange and provide health care services in accordance with such changes.

A.            GENERAL PROVISIONS

1.             Provision of Covered Services.  PPG shall arrange Covered Services for assigned Members.  For the purposes of this Addendum.  “Covered Services” means those health care services, supplies and items set that are specified as being covered under the Healthy Families Agreement.  PPG shall ensure that it and its Participating Providers arrange Covered Services for Members, in accordance with the following, each of which is hereby incorporated by reference as if set out in full herein:

1.1           The terms and conditions of this Addendum and the Agreement.

1.2           The terms and conditions of HEALTH NET’s Healthy Families Agreement with MRMIB, and the applicable Evidence of Coverage.

1.3           HEALTH NET’s Healthy Families policies and procedures and provider bulletins.

1.4           Healthy Families Program regulations and statutes.

1.5           All laws applicable to PPG or HEALTH NET.

1.6           HEALTH NET’s Utilization Management Program and Quality Management Program.

1.7           Standards requiring services to be provided in the same manner, and with the same availability, as services are rendered to other patients.

1.8           No less than the minimum clinical quality of care and performance standards that are professionally recognized and/or adopted, accepted or established by HEALTH NET.

1.9           The most recent recommendations of the American Academy of Pediatrics (AAP) with regard to Recommendations for Preventative Pediatric Health Care, or other preventative care standards mandated by MRMIB

2.             Reports and Information.  PPG and its Participating Providers shall provide HEALTH NET, within the time requested by HEALTH NET, with all such reports and information as HEALTH NET may require to allow it to meet the reporting requirements under the Healthy Families Agreement or any applicable law.  Such reporting obligations include, but are not limited to, monthly reporting to HEALTH NET of referrals of Members to the following programs: California Children’s Services, referrals of Members with possible Serious Emotional Disturbance to the County Mental Health Department, and alcohol and drug treatment referrals to Managed Health Network.

3.             Carve-out of California Children’s Services (CCS) Program services.  Health care services to treat CCS-eligible conditions are “carved out” of HEALTH NET’s coverage obligations under the Healthy Families Agreement.  However, PPG and its Participating Providers are required to identify and timely refer Members with possible CCS-eligible conditions to the County CCS Program.  Upon referral, the Participating Provider shall inform the Member’s parent or guardian.  The CCS Program requires eligible children to be treated at CCS-certified facilities by CCS-paneled providers.  The CCS Program may require transfer to CCS-certified facilities with CCS-paneled providers.  The CCS Program is financially responsible for payment of health care costs to treat a CCS-eligible condition.  The parties understand and agree that HEALTH NET is not financially responsible for payment of services related to CCS-eligible conditions.

4.             Referral of Members having possible mental health conditions to Managed Health Network.  PPG and its Participating Providers are required to identify and timely refer Members with possible mental health conditions (other than Serious Emotional Disturbance as set out in the following section) to HEALTH NET’s affiliate and subcontractor, Managed Health Network.  Managed Health Network is financially responsible for payment of treatment of covered mental health services

5.             Services for Members with Serious Emotional Disturbance (SED).  Health care services to treat SED are the responsibility of the County Mental Health Department.  However, PPG and its Participating Providers are required to identify and timely refer Members with possible SED to the County Mental Health Department. Upon referral, the Participating Provider shall inform the Member’s parent or guardian. The County Mental Health Department is responsible for the provision and payment of health care costs to treat SED.

6.             Cultural and Linguistic Services.  PPG and its Participating Providers shall: (1) not require or encourage Members to utilize family members or friends as interpreters; (2) record the language needs of Members in the medical record; and (3) document Member request or refusal of interpreter services in the Member’s medical record.  PPG and its Participating Providers shall arrange interpreter services for Members either through telephone language services or face-to-face interpreters PPG and its Participating Providers are encouraged to directly make these interpretive services available, however, HEALTH NET’s Member Services Department is available to provide certain interpretive assistance to facilitate Member-provider communications upon request.

7.             Initial Health Assessments.  PPG and its Participating Providers shall offer an initial health assessment to their assigned members within 120 days of their enrollment in HEALTH NET's Healthy Families Plan.

8.             Eligibility.  Eligibility and commencement of enrollment under Healthy Families is determined by MRMIB.  Commencement of coverage can occur at any day of a month

9.             Copayments. Copayments are subject to a *** limitation and PPG and its Participating Providers are encouraged to make extended payment arrangements available to Members experiencing an inability to pay a required co-payment.

B.            REIMBURSEMENT PROVISIONS

1.             PPG shall be compensated according to this Addendum I and this Addendum shall be applicable to only those Healthy Families listed on the Commercial HMO remittance summaries. HNI will modify this Addendum I to reflect a new rate structure for adults, pending federal approval of expanding this program to parents”.

2.             Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services, HEALTH NET shall pay PPG Capitation as set forth in this Addendum I for each Healthy Families Member to receive services from PPG during any particular month. Capitation shall be payable on a per Member per month (PMPM) basis. Capitation shall be computed on the basis of the most current information available and shall be paid by HEALTH NET by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Healthy Families Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HEALTH NET shall adjust subsequent Capitation to offset such error.

3.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Healthy Families Members assigned to PPG. In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HEALTH NET may pay such claims at the lesser of HEALTH NET’s contract rate with such provider, if any. PPG’s subcontract terms, or provider’s billed charges, HEALTH NET shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

4.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum I and shall be compensated on a fee-for-service basis at one hundred percent of the Medi-Cal Fee Schedule.  PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

5.             Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed *** %) of PPG’s gross annual Capitation. Any and all Withhold Fund amounts, if applicable, as set forth herein shall be applied to offset such total downside liability.

6.             Professional Capitation Rates.

6.1           Capitation Rates.  PPG Capitation for Healthy Families Members shall be determined on a monthly basis by multiplying the number of members by the flat capitation amount set forth in Addendum I.

Healthy Families Capitation
*** PMPM

7.             Professional Stop Loss. PPG elects not to participate in the Professional Stop Loss Program PPG shall provide HEALTH NET with proof of Professional Stop Loss coverage.

8.             Shared Risk Program. PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget

8.1          Shared Risk Budget. HEALTH NET shall fund the Shared Risk Budget for Members, with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum 1.1. Actual Shared Risk Budget shall fluctuate from month month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Healthy Families Shared Risk Budget
April 1, 2003 through December 31, 2003, ***7 PMPM
January 1, 2004 *** PMPM

8.2          Shared Risk Administration.  Each Reconciliation Period, HEALTH NET shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HEALTH NET shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

8.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) ***  of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG. Any surplus remaining shall be paid to PPG by April 30 of the following year.

8.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HEALTH NET.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

8.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed Amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services *** of Shared Risk

ADDENDUM I.1

AGE, SEX AND BENEFIT FACTORS

The age, sex and benefit plan factors shall be developed by HEALTH NET based upon actuarial assumptions consistent with existing actuarial assumptions and HEALTH NET’s utilization experience. Such factors, as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A.            Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A. 1         Age, Sex Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets.

Sex	Age	Inst Factor
Child	0	5.228
	1	0.644
	2 - 4	0.406
	5 - 9	0.296
	10 - 14	0.338
	15 - 19	0.607

A.2          Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets

Healthy Families

Plan	Inst Factor
9Y	0.9334
9YA	0.9079
MW	0.9076
MWA	0.9076

ADDENDUM I.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

HEALTHY FAMILIES PROGRAM

The following matrix outlines the division of financial responsibility between HEALTH NET, PPG and Hospital. The matrix is intended only as a summary guide. The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification. CCS-eligible services are excluded from HEALTH NET Risk Services.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
AIDS – Drugs-Children 0-21 years	***	***	***
AIDS – Drugs-Adults 21 and older	***	***	***
AIDS – Facility Component-Children 0-21	***	***	***
AIDS – Facility Component-Adults 21 and older	***	***	***
AIDS – Professional Component-Children 0-21	***	***	***
AIDS – Professional Component-Adults 21 and older	***	***	***
ALLERGY IMMUNOTHERAPHY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY - Children 0-21 years	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHEMOTHERAPY - Adults 21 years and older	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS-In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
HOSPITAL BASED PHYSICIANS – Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
• IVF & GIFT –Facility and Professional Component	***	***	***
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient-Serious Emotional Disturbances(SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient-Serious Emotional Disturbances (SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
	***	***	***
OFFICE VISITS	***	***	***
	***	***	***
PATIENT EDUCATION	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION – Outpatient Laboratory, X-ray (within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY – Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc.	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc.	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chern, Strips, Lancet, Needles, Syringes	***	***	***
	***	***	***
• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUT1C INJECTIONS	***	***	***

*** all references to division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)-Children 0-21	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANTS (Non-experimental)-Adults 21 and older	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
TRANSPLANT EVALUATIONS-Adults 21 and older	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS - In-Area	***	***	***
URGENT CARE VISITS - Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams	***	***	***
• Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** all references to division of financial responsibility have been deleted.

This is a DRAFT document that may contain typographical errors that are subject to correction.

ADDENDUM 1.3

DISCLOSURE FORM

(Required by California Welfare and Institutions Code Section 14452)

Prospect Medical Group

The undersigned hereby certifies that the following information regarding:

Prospect Medical Group is true and correct as of the date set forth below:

Officers/Directors/General Partners:

Co-Owner(s):

Stockholders owning more than ten percent of the stock of the Organization:

Major creditors holding more than five percent of Organization’s debt:

Form of Organization (Corporation, Partnership, Sole Proprietorship, Individual, etc.):

If not already disclosed above, is Organization, either directly or indirectly related to or affiliated with the Contracting Health Plan?  Please explain:

Dated	Signature:

Name:
(Please type or print)

Title:
(Please type or print)

Medicare Amendment

January 1, 2003

ADDENDUM J

FINANCIAL SOLVENCY REPORTING REQUIREMENT
APPLICABLE TO HEALTH NET OF CALIFORNIA, INC.

PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net of California, Inc., (“HMO”), and not the obligations of HNI or any other Affiliate of HNI.  This Addendum J shall be applicable to the Benefit Programs set forth in Addenda B, C, F and I.

PPG has agreed to a risk arrangement under this Agreement as set forth in Addenda B, C, F and I, whereby PPG provides or arranges for the provision of all medically necessary capitated services, for the capitation payments described in this Agreement.

The California Legislature has enacted legislation regarding financial standards and requirements for groups that enter into risk arrangements with health care service plans, such as HMO, the requirements of which are set forth in Health and Safety Code Section 1375.4.

The DMHC has promulgated regulations regarding the financial reporting requirements for HMO and PPG, which regulations are set forth in California Administrative Code Title 10 Rule 1300.75.

HMO and PPG agree to comply with the regulations issued by the DMHC as set forth in this Addendum J.

I.             DEFINITIONS:

1.1       Risk Arrangement.  Risk arrangement shall include both “risk-sharing arrangement” and “risk- shifting arrangement,” which are defined as follows:

a)      “Risk Sharing Arrangement” means any compensation arrangement between PPG and HMO under which both PPG and HMO share a risk of financial loss.

b)      “Risk-Shifting Arrangement” means a contractual arrangement between a PPG and HMO under which HMO pays PPG on a fixed, periodic or capitated basis, and the financial risk for the cost of services provided pursuant to the arrangement is assumed by PPG.

II.            OBLIGATIONS OF HMO:

2.1       Monthly Reports. Notwithstanding any different provisions of the Agreement, HMO will provide the following to PPG on a monthly basis, within ten (10) days of the start of each month:

(a)     A single Member eligibility report, including the following elements:

Member Identification Number

Name

Birth Date

Sex

Address

HMO contract selected

Employer Group Identification

Other Third Party coverage, (if known)

Enrollment Date, (Original Effective Date)/Dis-enrollment Date

PPG Number

PPG Effective Date

Changes to Coverage

Co-Payment

Deductible (if applicable)

Amount of Capitation for Each Member

Primary Care Physician selected

(b)     A report of additions and terminations for the month, including:

Member Name

Member Identification Number

Number of additional Members under each Benefit Program

Number of deleted Members under each Benefit Program

(c)     To inform PPG of the financial risk assumed under the Agreement for each separate product type under the Agreement, (i.e., Medicare + Choice, Commercial HMO, POS, etc.).

1.   The expected/projected utilization rates and unit costs for each major expense category:

Inpatient

Outpatient

Primary Care Physician

Specialist

Pharmacy

Home Health

Durable Medical Equipment

Ambulance

2.         The source of the data and the actuarial methods used in determining the utilization rates and unit costs by Benefit Plan and product type.

3.         All factors, (such as age, sex, geographic area, family size, experience rated, Benefit Plan design, including co-payment and deductible levels), used to adjust payments or risk share targets.

(d)     HMO shall submit such reports to PPG electronically, unless both HMO and PPG agree that such may be submitted in writing.

2.2    Quarterly Risk-Sharing Reports.  HMO shall provide to PPG on a quarterly basis, within forty-five (45) days of the close of each calendar year quarter, a quarterly risk-sharing report, containing a detailed description of each amount, including expenses and income, allocated to PPG and HMO under each Risk-Sharing Arrangement.  HMO shall submit the quarterly risk-sharing report to PPG electronically, unless HMO and PPG agree that such may be submitted in writing.

2.3    Annual Statement of Risk-Sharing Accounts.  No later than one hundred eighty (180) days after the close of each calendar year or the Agreement’s termination date, whichever occurs first. HMO shall complete the reconciliation of and payment under all Risk-Sharing Arrangements in the Agreement.

III. OBLIGATIONS OF PPG:

The DMHC is drafting certain regulations regarding the Obligations of PPG’s pursuant to the Financial Solvency Reporting Requirements of Senate Bill 260.  The expected release date of the regulation is the first quarter of 2003. PPG agrees to be bound by such regulations as promulgated by the DMHC.

ADDENDUM K
HEALTH INSURANCE PORTABILITY AND
ACCOUNTABILITY ACT (HIPAA)

A.         HNI and PPG are parties to the Agreement pursuant to which PPG provides a service to, or performs a function on behalf of, HNI and, in connection therewith, uses or discloses Protected Health Information (“PHI”) that is subject to protection under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”);

B.         Any entity which creates or receives PHI from or on behalf of HNI is a business associate, as defined in the HIPAA implementing privacy regulations, 45 C.F.R. Parts 160 and 164 (“HIPAA Regulations”);

C.         Pursuant to the HIPAA Regulations, all PPG’s contracted with HNI must agree in writing to certain mandatory provisions regarding the use and disclosure of PHI; and

D.         The purpose of this Addendum is to satisfy the requirements of the HIPAA Regulations, including, but not limited to, business associate contract requirements set forth at 45 C.F.R. § 164.504(e), as it may be amended from time to time.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.                              Definitions.  Unless otherwise provided in this Addendum, capitalized terms have the same meaning as set forth in the HIPAA Regulations, 45 C.F.R. Parts 160 and 164.

2.                              Scope of Use and Disclosure of Protected Health Information.  Except as otherwise limited in this Addendum, PPG shall use and disclose PHI solely to provide the services, or perform the functions, described in the Agreement, provided that such use or disclosure would not violate the HIPAA Regulations if so used or disclosed by HNI.  PPG, to the full extent applicable, shall ensure that its directors, officers, employees, contractors and agents shall:

(A)                    Not use or further disclose PHI other than as permitted or required by this Addendum or as Required By Law;

(B)                      Implement all appropriate and reasonable administrative, physical and technical safeguards to prevent use or disclosure of PHI other than as provided by this Addendum;

(C)                      Mitigate, to the extent practicable, any harmful effect that is known to PPG of a use or disclosure of PHI by PPG in violation of the requirements of this Addendum;

(D)                      Report promptly to HNI’s designated Privacy Officer any use or disclosure of PHI not provided for by this Addendum of which PPG becomes aware;

(E)                        Require contractors or agents to whom PPG provides PHI received from, or created or received by PPG on behalf of, HNI, to agree to the same restrictions and conditions that apply to PPG with respect to such PHI under this Addendum;

(F)                        Provide to HNI or, as directed by HNI, to an Individual, in the time and manner designated by HNI, any information necessary to allow HNI to respond timely to a request by an Individual for a copy of the Individual’s PHI pursuant to 45 C.F.R. § 164.524; (1)

(G)                      Maintain for a period of six (6) years all Designated Record Sets relating to PHI received from, or created or received by PPG on behalf of, HNI;

(H)                     Maintain for a period of six (6) years records of all disclosures of PHI, other than for the purpose(s) set forth in this Addendum, including the date, name of recipient, description of PHI disclosed and purpose of disclosure;

(I)                          Provide to HNI or, as directed by HNI, to an Individual, in the time and manner designated by HNI, any necessary information collected in accordance with Section 2(H) of this Addendum in order to allow HNI to respond timely to a request by an Individual for an accounting of the disclosures of the Individual’s PHI pursuant to 45 C.F.R. § 164.528; (2)

(J)                         Make any amendments to PHI that HNI directs or agrees to pursuant to 45 C.F.R. § 164.526 at the request of HNI or an Individual in the time and manner designated by HNI; (3)

(K)                     Make PPG’s internal practices, books, and records relating to the use and disclosure of PHI received from, or created or received by PPG on behalf of, HNI available to HNI or, at the request of HNI, to the Department of Health and Human Services (“DHHS”), in a time and manner designated by HNI or DHHS, for purposes of determining HNI’s compliance with the HIPAA Regulations; provided that, in all events. PPG shall immediately notify HNI upon receipt by PPG of any request received from DHHS relating to HNI’s compliance with the HIPAA Regulations and shall provide HNI with copies of any materials provided to DHHS;

(L)                       Upon termination of the Agreement, return or destroy all PHI received from, or created or received by PPG on behalf of, HNI that PPG still maintains, or which is maintained by any contractor or agents of PPG, in any form and shall retain no copies of such PHI; provided that if such return or destruction is not feasible, PPG shall extend the protections of this Addendum to the PHI and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.  A senior officer of PPG shall certify in writing to HNI, within five (5) days after termination, that all PHI has been returned or destroyed as provided above and that PPG retains no copies of PHI in any form; and

(M)                  Allow HNI, upon reasonable notice, to inspect PPG’s procedures and practices with respect to compliance with the terms of this Addendum; provided, however, that HNI has no duty to inspect and its decision not to inspect does not relieve PPG of its compliance responsibility.

3.                              Obligations of HNI.  To assist PPG in the proper use and disclosure of PHI, HNI shall:

(1)       May be omitted if PPG does not have PHI in a designated record set.  Designated record sets are records concerning enrollment, payment, claims, adjudication, and medical or case management as well as any other records used to make a decision about an Individual.

(2)       May be omitted if PPG does not have PHI in a designated record set.

(3)       May be omitted if PPG does not have PHI in a designated record set.

(A)                    Provide PPG with the notice of privacy practices that HNI produces in accordance with 45 C.F.R. § 164.520, as well as any changes to such notice;

(B)                      Provide PPG with any changes in, or revocation of, permission by an Individual to use or disclose PHI, if such changes affect PPG’s permitted or required uses and disclosures;

(C)                      Notify PPG of any restriction on the use or disclosure of PHI that HNI has agreed to in accordance with 45 C.F.R. § 164.522; and

(D)                     Not request PPG to use or disclose PHI in any manner that would not be permissible under the HIPAA Regulations if the PHI were to be so used or disclosed by HNI. (4)

4.                             Standard Transactions. To the extent PPG conducts Standard Transaction(s) on behalf of HNI, PPG shall, without limitation, comply with the HIPAA Regulations, “Administrative Requirements for Transactions,” 45 C.F.R. § 162.100 et seq., by the compliance date of October 16, 2003, and shall not: (a) Change the definition, data condition or use of a data element or segment in a standard; (b) Add any data elements or segments to the maximum defined data set; (c) Use any code or data elements that are either marked “not used” in the standard’s implementation specification or are not in the standard’s implementation specification(s); or (d) Change the meaning or intent of the standard’s implementation specifications.(5)

5.                             Termination for Breach.  HNI shall have the right to terminate the Agreement upon written notice if HNI determines that PPG has breached a material term of the provisions of this Addendum; provided that HNI’s remedies under this Addendum and the section(s) of the Agreement related to termination, if any, shall be cumulative.

6.                             Survival of Terms. The obligations of PPG under Sections 2(F), 2(G), 2(H), 2(I) and 2(L) of this Addendum shall survive the termination of the Agreement.

7.                             Injunctive Relief.  PPG agrees that the remedies at law for any breach by it of the terms of this Addendum shall be inadequate and that monetary damages resulting from such breach are not readily measured.  Accordingly, in the event of a breach or threatened breach by PPG of the terms of this Addendum. HNI shall be entitled to immediate injunctive relief.

Nothing herein shall prohibit HNI from pursuing any other remedies available to it for such breach, and HNl’s rights under this Addendum and the sections of the Agreement related to injunctive relief, if any, shall be cumulative.

8.                             Amendment of Agreement.  In the event of a material change in the HIPAA Regulations or state law affecting the use or disclosure of PHI, HNI may amend this Addendum and the Agreement as necessary to comply with the change in the law or regulation and such amendment shall become effective sixty (60) days after receipt by PPG.  HNI’s rights under this Addendum and the section(s) of the Agreement related to amendments, if any, shall be cumulative.

9.                             Notice of Investigation or Lawsuit and Indemnification.  PPG shall notify HNI immediately upon receipt of notice of an investigation or of a lawsuit filed against PPG related to or arising

(4)       If the Agreement provides for the use of PHI for purposes of data aggregation or management and administrative activities of PPG, add the following language to the end of this provision: “unless such use or disclosure is necessary for the purposes of data aggregation or management and administrative activities of PPG under the Agreement.”

(5)       May be omitted if there is no electronic data transaction by PPG from the use or disclosure of PHI by PPG pursuant to this Addendum.  Any indemnification provision in the Agreement shall apply to PPG’s and HNI’s use and disclosure of PHI under this Addendum.

10.                     Confidentiality.  Notwithstanding the foregoing, PHI shall not be included within the definition of “confidential information” in the section(s) of the Agreement related to protection of, confidential information, if any, as PPG’s obligations with respect to PHI are set forth in this Addendum.

11.                     State Law Requirements.  To the extent that state law is more stringent than the HIPAA Regulations, any use or disclosure of PHI by PPG shall be made in accordance with state law.

12.                     Interpretation. Any ambiguity in this Addendum shall be resolved in favor of a meaning that permits HNI to comply with the HIPAA Regulations.